                                                                Exhibit 10.3

                          FARMERS & MERCHANTS BANK
                            OF CENTRAL CALIFORNIA

                             DEFERRED BONUS PLAN
                        (Adopted as of March 2, 1999)


1. Purpose of the Plan. The purpose of the Farmers & Merchants Bank of Central California Deferred Bonus Plan is to provide a long-term incentive compensation opportunity for selected key employees of the Bank based primarily on the long-term profitability of the Bank.

2. Definitions. As used in this Plan, the following terms shall have the meanings indicated below:

          "Bank" shall mean Farmers & Merchants Bank of Central California and
           ----
     any of its subsidiaries.

          "Board of Directors" shall mean the Board of Directors of the Bank.
           ------------------

          "Bonus Factor" shall mean, in respect of any Participant, the
           ------------
     numerical factor determined by the Committee for purposes of such Participant's participation in the Plan.

          "Cause" shall mean any of (i) the Participant's misappropriation of
           -----
     funds, other dishonesty or willful misconduct or conviction of a felony or other crime involving moral turpitude, (ii) the Participant's habitual insobriety or other substance abuse and (iii) any action on the part of the Participant involving deliberate malfeasance or gross negligence in the performance of his or her employment duties and responsibilities.

          "Change in Control" shall be deemed to occur if (i) a person, other
           -----------------
     than the Holding Company, acting alone or acting in concert with one or more other persons acquires shares or combined voting power or control equal to fifty percent (50%) or more of the issued and outstanding common stock of the Bank or (ii) the Bank is a party to a consummated merger, consolidation, sale of assets or other reorganization, as a consequence of which the members of the Board of Directors in office immediately prior to such transaction or event shall constitute less than a majority of the Board of Directors thereafter.

          "Committee" shall mean the Personnel Committee of the Board of
           ---------
     Directors or such other committee that the Board of Directors may designate from time to time.

          "Cumulative Profit" shall mean, in respect of any Participant, the
           -----------------
     consolidated net income (on a book basis after provision for income taxes) of the Bank and all of its subsidiaries for each consecutive quarter comprising the Participation Period of such Participant.

          "Deferred Bonus" shall mean, in respect of any Participant, the amount
           --------------
     equal to the sum of (i) the product of the Participant's Bonus Factor times the Cumulative Profit during Participant's Participation Period plus (ii) accrued interest on such product as it changes from time to time to be determined as of the last day of each quarter during the Participation Period at the annual rate equal to the Bank's Base Commercial Loan Rate as of that date, less three (3.0) percentage points, with such interest to be compounded quarterly plus (iii) in the event there is a Change in Control, the difference by which (A) the product of the Market Value of the outstanding common stock of the Bank times the total number of such shares outstanding at the time the Change in Control is consummated times the Participant's Bonus Factor, exceeds (B) the product of the per share book value of such common stock times the total number of such shares outstanding, both as of the date the Change in Control is consummated, times the Participant's Bonus Factor.

          "Holding Company" shall mean Farmers & Merchants Bancorp.
           ---------------

          "Market Value" means the per share price or equivalent value paid by
           ------------
     the acquiror for such common stock if clause (i) of the definition of Change in Control applies or the agreed upon acquisition price for such common stock if clause (ii) of the definition of Change in Control applies.

          "Participant" means an employee of the Bank who is selected for
           -----------
     participation in the Plan based on the recommendation of the Committee and the approval of the Board of Directors.

            "Participation Period" shall mean, in respect of any Participant,
            ---------------------
     the period beginning on the first day of the quarter in which he or she is selected to become a Participant and ending on the earlier of (i) the last day of the quarter in which his or her employment with the Bank terminates (irrespective of the reason or basis for such termination) or (ii) the date on which a Change in Control is effected or consummated, whichever is earlier.

          "Plan" shall mean the Farmers & Merchants Bank of Central California
           ----
     Deferred Bonus Plan as set forth in this document, as the same may be amended or supplemented from time to time.

3. Deferred Bonus. A Participant shall be entitled to the Deferred Bonus applicable to him or her, subject to the terms and conditions of this Agreement, including the vesting rules set forth in Section 4, the forfeiture rules set
                                         ---------
forth in Section 5 and the payment rules set forth in Section 6.
         ---------                                    ---------

4. Vesting. A Participant's entitlement to his or her Deferred Bonus shall vest based on the Participant's years of service with the Bank as measured beginning with the quarter in which he or she is selected to become a Participant as set forth in the vesting schedule below, provided that in the event of a Change of Control or the termination of the Participant's employment at the Bank due to his or her death or disability, his or her Deferred Bonus shall become 100% vested upon such Change in Control or termination. (A Participant will be considered disabled if he or she is eligible to receive disability benefits under the terms of the Bank's long-term disability plan offered to all employees or the Participant has been unable to perform the essential functions of his or her job for a period of at least six months as the result of his or her incapacity due to physical or mental illness.) Notwithstanding the vesting schedule set forth below, the Board of Directors may, in its sole discretion, reduce or waive the vesting requirement as to any Participant.

                                                      Percent of
                                                      ----------
          Post-selection Years of Service        Deferred Bonus Vested
          -------------------------------        ---------------------

          Less than 2 years                           0%
          2 years to less than 3 years               25%
          3 years to less than 4 years               50%
          4 years to less than 5 years               75%
          5 years or more                            100%

5. Forfeiture. Notwithstanding any other provision of this Plan, in the event of the Participant's termination of employment with the Bank for Cause, all entitlement and other rights of Participant to a Deferred Bonus, whether or not vested, shall thereupon be cancelled, terminated and forfeited in their entirety.

6. Payment. Payment of a Participant's Deferred Bonus shall be made in cash, in substantially equal monthly installments of principal beginning within one year and extending no longer than five (5) years, after the end of the Participation Period for such Participant. Interest on the unpaid balance of principal of the Deferred Bonus shall accrue interest beginning on the first day after the end of the Participation Period until such principal is paid in full at the annual rate equal to Bank's Base Commercial Loan Rate, as such Base Commercial Loan Rate changes from time to time, less three (3.0) percentage points, and shall be compounded quarterly and paid with each installment of principal. In the event of the Participant's death after payment has begun but prior to completion of payment of the remaining balance of the Deferred Bonus, the unpaid balance shall be paid to the Participant's heirs, devisees or designated beneficiaries according to the same schedule and in the same manner as had been previously paid to the Participant. At any point during the payment period, the Committee may, in its sole discretion, elect to accelerate payment of the unpaid balance of the Deferred Bonus and accrued interest thereon without penalty.

7. Nontransferability. A Deferred Bonus and interest thereon granted under the Plan may not be transferred, assigned, pledged or hypothecated in any manner, by operation of law or otherwise, other than by will or by the laws of descent and distribution and shall not be subject to execution, attachment or similar process.

8. Withholding. The Bank shall have the right to withhold any taxes required by law from all amounts paid to any Participant pursuant to the Plan.

9. Unfunded and Unsecured Obligation of Bank. The Bank is not required to earmark or otherwise set aside any funds or other assets or in any way secure payment of its obligations under the Plan. Any asset which may be set aside by the Bank for accounting purposes is not to be treated as held in trust for any Participant or for his or her account. Each Participant shall have only the rights of a general, unsecured creditor of the Bank with respect to any of his or her rights under the Plan.

10. Powers and Duties of Committee. Except as otherwise determined by the Board of Directors, the Committee shall administer the Plan in accordance with its terms and shall have all the powers necessary to carry out such terms. The Committee shall act by a majority of its members at the time in office, and such action may be taken by a vote at a meeting or by unanimous consent in writing without a meeting. The Chairman, or any member of the Committee designated by the Chairman, shall execute any certificate, instrument or other written direction on behalf of the Committee and shall direct the payment of benefits under the Plan. All interpretations of the Plan, and questions concerning its administration and application, shall be determined by the Committee or, at the option of the Board of Directors, by the Board of Directors, and such determination shall be binding on all Participants.

11. Records and Reports. The Committee shall cause to be maintained records which shall contain all relevant data pertaining to each Participant, and his or her rights under the Plan.

12. Claims Procedure. Any claim pertaining to a Participant's benefits under the Plan shall be filed with the Chairman of the Committee. Written notice of the disposition of a claim shall be furnished the Participant within 30 days after the application therefor is filed. In the event the claim is denied, the specific reasons for such denial shall be set forth, pertinent provisions of the Plan shall be cited and, where appropriate, an explanation as to how the Participant can perfect his or her claim will be provided.

13. No Employment or Stockholder's Right. Neither the Plan nor a Participant's participation therein shall constitute evidence of or create (i) any commitment, agreement or understanding, whether express or implied, that the Bank will continue to employ such Participant for any period of time, in any position or at any rate of regular compensation or (ii) any rights, interests or privileges of a stockholder of the Bank.

14. Multiple Participations. An employee of the Bank may be selected for more than one participation in the Plan. In such event, each participation of such employee shall be separate and independent of any prior or subsequent participation granted to such employee under the Plan.

15. Amendment and Termination; Acquisition by Holding Company. The Board of Directors shall have the right, at any time, by an affirmative vote of a majority thereof, to amend, supplement or terminate, in whole or in part, the Plan, subject to any then vested rights of the Participants. Any amendment to the Plan shall be in writing. In the event fifty percent (50%) or more of the issued and outstanding common stock of the Bank is acquired by the Holding Company, this Plan shall thereupon be superseded by that certain Farmers & Merchants Bank of Central California Amended and Restated Deferred Bonus Plan in the form of Exhibit A hereto and made a part hereof.
            ---------

16. Construction. All legal issues pertaining to the Plan shall be determined in accordance with the laws of the State of California except as preempted by Federal law.

17. Entire Agreement. This Plan document represents the entire agreement by the Bank to provide benefits through the Plan, and supersedes any and all prior agreements and understandings with respect to the subject matter hereof. This Plan may not be altered or amended except as provided in Section 15.
                                                         ----------

18. Headings. The headings are for reference only. In the event of a conflict between a heading and the content of a Section, the content of the Section shall control.

     IN WITNESS WHEREOF, BANK has caused this plan to be duly executed, under seal, this 2nd day of March, 1999.


ATTEST:                                  FARMERS & MERCHANTS BANK OF CENTRAL
                                         CALIFORNIA



/s/ John R. Olson                           By /s/ Ole Mettler
--------------------------------------     ------------------------------------
Secretary                                   Chairman of the Board

(Corporate Seal)

                                  EXHIBIT A
                                  ---------

                          FARMERS & MERCHANTS BANK
                            OF CENTRAL CALIFORNIA

                  AMENDED AND RESTATED DEFERRED BONUS PLAN


1. Purpose of the Plan. The purpose of the Farmers & Merchants Bank of Central California Amended and Restated Deferred Bonus Plan is to provide a long-term incentive compensation opportunity for selected key employees of the Bank based primarily on the long-term profitability of the Holding Company. As provided by Section 17, this Plan amends and supersedes the Farmers & Merchants Bank of Central California Deferred Bonus Plan adopted as of March 2, 1999.

2. Definitions. As used in this Plan, the following terms shall have the meanings indicated below:

          "Bank" shall mean Farmers & Merchants Bank of Central California and
           ----
     any of its subsidiaries.

          "Bonus Factor" shall mean, in respect of any Participant, the
           ------------
     numerical factor determined by the Committee for purposes of such Participant's participation in the Plan.

          "Cause" shall mean any of (i) the Participant's misappropriation of
           -----
     funds, other dishonesty or willful misconduct or conviction of a felony or other crime involving moral turpitude, (ii) the Participant's habitual insobriety or other substance abuse and (iii) any action on the part of the Participant involving deliberate malfeasance or gross negligence in the performance of his or her employment duties and responsibilities.

          "Change in Control" shall be deemed to occur if (i) a person acting
           -----------------
     alone or two or more persons acting in concert acquires shares or combined voting power or control equal to fifty percent (50%) or more of the issued and outstanding common stock of the Bank or the Holding Company or (ii) the Bank or the Holding Company is a party to a consummated merger, consolidation, sale of assets or other reorganization, as a consequence of which the members of either the Board of Directors of the Bank or the Holding Company in office immediately prior to such transaction or event shall constitute less than a majority of such board thereafter.

          "Committee" shall mean the Personnel Committee of the Board of
           ---------
     Directors of the Bank or such other committee that the Board of Directors of the Bank may designate from time to time.

          "Cumulative Profit" shall mean, in respect of any Participant, the
           -----------------
     consolidated net income (on a book basis after provision for income taxes) of the Holding Company and all of its subsidiaries, including the Bank and its subsidiaries, for each consecutive quarter comprising the Participation Period of such Participant.

          "Deferred Bonus" shall mean, in respect of any Participant, the amount
           --------------
     equal to the sum of (i) the product of the Participant's Bonus Factor times the Cumulative Profit during Participant's Participation Period plus (ii) accrued interest on such product as it changes from time to time to be determined as of the last day of each quarter during the Participation Period at the annual rate equal to the Bank's Base Commercial Loan Rate as of that date, less three (3.0) percentage points, with such interest to be compounded quarterly plus (iii) in the event there is a Change in Control, the difference by which (A) the product of the Market Value of the outstanding common stock of the Bank or the Holding Company (whichever is the subject of the Change in Control) times the total number of such shares outstanding at the time the Change in Control is consummated times the Participant's Bonus Factor, exceeds (B) the product of the per share book value of such common stock times the total number of such shares outstanding, both as of the date the Change in Control is consummated, times the Participant's Bonus Factor.

          "Holding Company" shall mean Farmers & Merchants Bancorp.
           ---------------

          "Market Value" means the per share price or equivalent value paid by
           ------------
     the acquiror for such common stock if clause (i) of the definition of Change in Control applies or the agreed upon acquisition price for such common stock if clause (ii) of the definition of Change in Control applies.

          "Participant" means an employee of the Bank who is selected for
           -----------
     participation in the Plan based on the recommendation of the Committee and the approval of the Board of Directors of the Bank.

            "Participation Period" shall mean, in respect of any Participant,
            ---------------------
     the period beginning on the first day of the quarter in which he or she is selected to become a Participant and ending on the earlier of (i) the last day of the quarter in which his or her employment with the Bank terminates (irrespective of the reason or basis for such termination) or (ii) the date on which a Change in Control is effected or consummated, whichever is earlier.

          "Plan" shall mean the Farmers & Merchants Bank of Central California
           ----
     Amended and Restated Deferred Bonus Plan as set forth in this document, as the same may be amended or supplemented from time to time.

3. Deferred Bonus. A Participant shall be entitled to the Deferred Bonus applicable to him or her, subject to the terms and conditions of this Agreement, including the vesting rules set forth in Section 4, the forfeiture rules set
                                         ---------
forth in Section 5 and the payment rules set forth in Section 6.
         ---------                                    ---------

4. Vesting. A Participant's entitlement to his or her Deferred Bonus shall vest based on the Participant's years of service with the Bank as measured beginning with the quarter in which he or she is selected to become a Participant as set forth in the vesting schedule below, provided that in the event of a Change in Control or the termination of the Participant's employment at the Bank due to his or her death or disability, his or her Deferred Bonus shall become 100% vested upon such Change in Control or termination. (A Participant will be considered disabled if he or she is eligible to receive benefits under the terms of the Bank's long-term disability plan offered to all employees or the Participant has been unable to perform the essential functions of his or her job for a period of at least six months as the result of his or her incapacity due to physical or mental illness.) Notwithstanding the vesting schedule set forth below, the Board of Directors may, in its sole discretion, reduce or waive the vesting requirement as to any Participant.


                                                       Percent of
                                                       ----------
          Post-selection Years of Service        Deferred Bonus Vested
          -------------------------------        ---------------------

          Less than 2 years                           0%
          2 years to less than 3 years               25%
          3 years to less than 4 years               50%
          4 years to less than 5 years               75%
          5 years or more                            100%

5. Forfeiture. Notwithstanding any other provision of this Plan, in the event of the Participant's termination of employment with the Bank for Cause, all entitlement and other rights of Participant to a Deferred Bonus, whether or not vested, shall thereupon be cancelled, terminated and forfeited in their entirety.

6. Payment. Payment of a Participant's Deferred Bonus shall be made in cash, in substantially equal monthly installments of principal beginning within one year and extending no longer than five (5) years, after the end of the Participation Period for such Participant. Interest on the unpaid balance of principal of the Deferred Bonus shall accrue interest beginning on the first day after the end of the Participation Period until such principal is paid in full at the annual rate equal to Bank's Base Commercial Loan Rate, as such Base Commercial Loan Rate changes from time to time, less three (3.0) percentage points, and shall be compounded quarterly and paid with each installment of principal. In the event of the Participant's death after payment has begun but prior to completion of payment of the remaining balance of the Deferred Bonus, the unpaid balance shall be paid to the Participant's heirs, devisees or designated beneficiaries according to the same schedule and in the same manner as had been previously paid to the Participant. At any point during the payment period, the Committee may, in its sole discretion, elect to accelerate payment of the unpaid balance of the Deferred Bonus and accrued interest thereon without penalty.

7. Nontransferability. A Deferred Bonus and interest thereon granted under the Plan may not be transferred, assigned, pledged or hypothecated in any manner, by operation of law or otherwise, other than by will or by the laws of descent and distribution and shall not be subject to execution, attachment or similar process.

8. Withholding. The Bank shall have the right to withhold any taxes required by law from all amounts paid to any Participant pursuant to the Plan.

9. Unfunded and Unsecured Obligation of Bank. The Bank is not required to earmark or otherwise set aside any funds or other assets or in any way secure payment of its obligations under the Plan. Any asset which may be set aside by the Bank for accounting purposes is not to be treated as held in trust for any Participant or for his or her account. Each Participant shall have only the rights of a general, unsecured creditor of the Bank with respect to any of his or her rights under the Plan.

10. Powers and Duties of Committee. Except as otherwise determined by the Board of Directors of the Bank, the Committee shall administer the Plan in accordance with its terms and shall have all the powers necessary to carry out such terms. The Committee shall act by a majority of its members at the time in office, and such action may be taken by a vote at a meeting or by unanimous consent in writing without a meeting. The Chairman, or any member of the Committee designated by the Chairman, shall execute any certificate, instrument or other written direction on behalf of the Committee and shall direct the payment of benefits under the Plan. All interpretations of the Plan, and questions concerning its administration and application, shall be determined by the Committee or, at the option of the Board of Directors of the Bank, by the Board of Directors of the Bank, and such determination shall be binding on all Participants.

11. Records and Reports. The Committee shall cause to be maintained records which shall contain all relevant data pertaining to each Participant, and his or her rights under the Plan.

12. Claims Procedure. Any claim pertaining to a Participant's benefits under the Plan shall be filed with the Chairman of the Committee. Written notice of the disposition of a claim shall be furnished the Participant within 30 days after the application therefor is filed. In the event the claim is denied, the specific reasons for such denial shall be set forth, pertinent provisions of the Plan shall be cited and, where appropriate, an explanation as to how the Participant can perfect his or her claim will be provided.

13. No Employment or Stockholder's Right. Neither the Plan nor a Participant's participation therein shall constitute evidence of or create (i) any commitment, agreement or understanding, whether express or implied, that the Bank will continue to employ such Participant for any period of time, in any position or at any rate of regular compensation or (ii) any rights, interests or privileges of a stockholder of the Bank or the Holding Company.

14. Multiple Participations. An employee of the Bank may be selected for more than one participation in the Plan. In such event, each participation of such employee shall be separate and independent of any prior or subsequent participation granted to such employee under the Plan.

15. Amendment and Termination. The Board of Directors of the Bank shall have the right, at any time, by an affirmative vote of a majority thereof, to amend, supplement or terminate, in whole or in part, the Plan, subject to any then vested rights of the Participants. Any amendment to the Plan shall be in writing.

16. Construction. All legal issues pertaining to the Plan shall be determined in accordance with the laws of the State of California except as preempted by Federal law.

17. Entire Agreement; Amends and Supersedes Original Plan. This Plan document represents the entire agreement by the Bank to provide benefits through the Plan, and supersedes any and all prior agreements and understandings with respect to the subject matter hereof. Without limiting the generality of the foregoing, this Plan shall become effective the date on which the Holding Company acquires fifty percent (50%) or more of the issued and outstanding common stock of the Bank and shall thereupon amend and supersede that certain Farmers & Merchants Bank of Central California Deferred Bonus Plan approved and adopted as of March 2, 1999 by the Board of Directors of the Bank (the "Original Plan"). Any Participant who was participating under the Original Plan shall have an appropriate credit for his or her Deferred Bonus thereunder applied to his or her Deferred Bonus hereunder. This Plan may not be altered or amended except as provided in Section 15.
                      ----------

18. Headings. The headings are for reference only. In the event of a conflict between a heading and the content of a Section, the content of the Section shall control.

     IN WITNESS WHEREOF, BANK has caused this plan to be duly executed, under seal, this ______ day of _______________, 1999.


ATTEST:                                  FARMERS & MERCHANTS BANK OF CENTRAL
                                         CALIFORNIA



                                         By
--------------------------------------     ------------------------------
Secretary                                    Chairman of the Board


(Corporate Seal)